dragonfly® ENERGY

Quarterly Earnings Update | Q3 2024

November 14, 2024

Nasdaq: DFLI

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Forward Looking Statements

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All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by Dragonfly Energy and its management are inherently uncertain and many factors may cause the actual results to differ materially from current expectations which include, but are not limited to: improved recovery in the Company's core markets, including the RV market; the Company's ability to successfully increase market penetration into target markets; the Company's ability to penetrate the heavy-duty trucking and other new markets; the growth of the addressable markets that the Company intends to target; the Company's ability to retain members of its senior management team and other key personnel; the Company's ability to maintain relationships with key suppliers including suppliers in China; the Company's ability to maintain relationships with key customers; the Company's ability to access capital as and when needed under its $150 million ChEF Equity Facility; the Company's ability to protect its patents and other intellectual property; the Company's ability to successfully utilize its patented dry electrode battery manufacturing process and optimize solid-state cells as well as to produce commercially viable solid-state cells in a timely manner or at all, and to scale to mass production; the Company's ability to timely achieve the anticipated benefits of its licensing arrangement with Stryten Energy LLC; the Company's ability to achieve the anticipated benefits of its customer arrangements with THOR Industries and THOR Industries' affiliated brands (including Keystone RV Company); the Company's ability to maintain the listing of its common stock and public warrants on the Nasdaq Capital Market; the impact of the Russia-Ukraine conflict and Hamas' attack on Israel; the Company's ability to generate revenue from future product sales and its ability to achieve and maintain profitability; the Company's ability to compete with other manufacturers in the industry and its ability to engage target customers and successfully convert these customers into meaningful orders in the future; and other risks and uncertainties set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in the Company's Annual Report on Form 10-K for the year ended December 31, 2023 and in the Company's subsequent filings with the SEC available at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Dragonfly Energy does not give any assurance that Dragonfly Energy will achieve its expected results. Dragonfly Energy does not undertake any duty to update these forward-looking statements, except as otherwise required by law.

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Additional Information & Where to Find It

Dragonfly Energy's filings with the SEC are available to you, and you should read the documents Dragonfly Energy has filed with the SEC for more complete information about Dragonfly Energy. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov and on our website at https://investors.dragonflyenergy.com/regulatory-filings/sec-filings/default.aspx.

Q3 2024 Highlights & Results

Oil & Gas

- Successfully deployed the first off-grid methane reclamation power system with Alegacy Equipment and Agnes Systems.
- This initial deployment served as a demonstration to potential customers where it garnered strong positive feedback.

Heavy-Duty Trucking

- Pilot programs are beginning to successfully convert into a revenue-generating segment.
- Early revenue traction is accelerating as Q3 2024 marked the first meaningful trucking revenue.

Distribution

- Continued to expand the Company's distribution network through agreements with Meyer Distribution & Keystone Automotive.

Partnership With Stryten Energy

- Battle Born powered by Stryten Energy products were showcased at major industry events.
- Collaborating on new battery models for production in 2025 under contract manufacturing agreement.

Cell Manufacturing

- By leveraging government and private funding, the Company is looking to establish a Canadian subsidiary as part of its ongoing efforts to build a cell manufacturing facility in North America.
- Currently exploring multiple offers and opportunities within North America.

Q3 2024 Financial Results Snapshot

Net Sales	Gross Profit
$12.7M	$2.9M
(20.13)% YoY	(36.96)% YoY

Operating Exp.	Adj. EBITDA
$(8.9)M	$(5.5)M
(15.24)% YoY	19.57% YoY

OEM Revenue	DTC Revenue
$7.4M	$5.2M
32.14% YoY	(49.51)% YoY



"We remain committed to advancing lithium-ion battery innovation despite challenging economic conditions. Our strategic expansion into the heavy-duty trucking and oil & gas industries, paired with advancements like our Dragonfly IntelLigence technology, showcase our resilience and vision. We believe these efforts are building a strong foundation for long-term growth, enabling us to diversify and strengthen partnerships while positioning us for future success."

Dr. Denis Phares
CEO, Dragonfly Energy

Product Development: Dragonfly IntelLigence®

Patent Pending Technology

To be released DTC in Q4 2024.

A significant driver of the Q3 OEM revenue increase was the implementation of Battle Born Smart Batteries by a Major RV OEM.

Dragonfly IntelLigence technology, implemented into Battle Born products, is anticipated to gain further market traction as additional OEMs evaluate and adopt its potential to elevate customer satisfaction.

Inside The Technology



Wirelessly connects to user device via Bluetooth or WiFi.
HUB
User Device
System
Connects to system by hardwire/common protocols.
4 Battery System
Wirelessly connects to Hub via mesh network.
Hub
User Device or System

Battle Born®
Mobile App

Download on the App Store



System Monitoring
Close
Battery Details
Battery 1
State of Charge
89%
Battery Status
Historical Data
Battery 1
Battery 2
Back
Historical Data
Viewing data from
Select your a system or battery below to view data:
System
Battery
View Battery Status
History
Graphs

Battle Born Continues To Expand Its Product Reach via Strategic Distribution Agreements

meyer DISTRIBUTING



Corporate Headquarters · Distribution Center · Cross Dock · Office

- 100+ Locations
- Thousands of Customers
- 3x SEMA (Specialty Equipment Market Association) Warehouse Distributor of the Year

Keystone Automotive Operations, Inc.



Call Center · Distribution Center · Cross Dock · Manufactoring Plants

- 8 Distribution Centers and 37 non-inventory stocking cross-docks in the United States and Canada
- 18,000+ customers
- 50+ Year History

Other Channels

- Battle Born products are available for retail customers on Amazon.com with Prime Badges
- Stryten Energy to Distribute Battle Born products to business-to-business customers in new markets

Stryten Energy x Dragonfly Energy Partnership

Battle Born Powered by Stryten Energy products were prominently showcased at major industry events (SEMA and AAPEX), attracting significant attention from potential customers.



Battle Born powered by Stryten Energy products at AAPEX.


BOOTH #2818
STRYTEN ENERGY

Battle Born branding in main hall of AAPEX event in Las Vegas.


RICK HARRISON
MEET & GREET WITH RICK HARRISON

Celebrity Rick Harrison sharing first-hand experiences of Battle Born Batteries during SEMA Meet & Greet in Stryten Energy booth.

Currently collaborating with Stryten to develop multiple new battery models.

These models are scheduled for production under the Company's contract manufacturing agreement in 2025.

A Step Towards Vertical Integration with Domestic Lithium Supply



Press Release

Major lithium mined approved in Nevada in latest effort to support a domestic supply of critical minerals

by Bureau of Land Management

October 24, 2024

Ioneer Ltd. recently received federal approval of its Rhyolite Ridge lithium mine project, signifying an important step in the Company's work towards vertical integration of its products. In May 2023, Dragonfly Energy signed a Lithium Supply Agreement with Ioneer to secure materials from this mine. The Company believes this approval helps to solidify Dragonfly Energy's domestic supply of lithium, a critical component for its long-term manufacturing goals.


Lithium Offtake Agreement
Rhyolite Ridge, Nevada

dragonfly® ENERGY

Quarterly Earnings Update | Q3 2024

November 14, 2024

Investor Relations

Caldwell Bailey, ICR Inc.
dragonflyIR@icrinc.com
775.221.8892

Nasdaq: DFLI


dragonfly®
ENERGY